UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 19, 2026
DORMAN PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18914	23-2078856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3400 East Walnut Street, Colmar, Pennsylvania 18915
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:  (215) 997-1800

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DORM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Charles W. Rayfield as Chief Financial Officer
On January 19, 2026 (the “Start Date”), Dorman Products, Inc. (the “Company”) announced the appointment of Charles W. Rayfield as Senior Vice President, Chief Financial Officer Designate, and Treasurer of the Company effective January 19, 2026.
Mr. Rayfield, age 46, most recently served as Chief Financial Officer of Lutron Electronics Corporation, a leading designer and manufacturer of lighting control and shading systems, lighting fixtures, and accessories for residential and commercial applications, since June 2023. Prior to that, Mr. Rayfield provided independent financial advisory services from November 2022 to June 2023, and he served as Chief Financial Officer of Knoll Inc., then a publicly traded company and a leading global manufacturer of commercial and residential furniture, accessories, lighting and coverings, from August 2017 to July 2021.
Pursuant to an offer letter dated December 10, 2025 (the “Offer Letter”), Mr. Rayfield will serve as Chief Financial Officer Designate from the Start Date until he assumes the roles of Senior Vice President, Chief Financial Officer, Treasurer, and principal financial officer of the Company, effective as of the first business day following the date on which the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Transition Date”).
Mr. Rayfield’s annualized base salary will be $525,000, and he will be eligible for an annual performance bonus target of 75% of his base salary under the Company’s Amended and Restated Cash Bonus Plan. Mr. Rayfield will receive a sign-on cash bonus of $350,000 (less applicable withholdings and taxes) payable in March 2026. The sign-on cash bonus is subject to repayment on a prorated basis if Mr. Rayfield’s employment is terminated by the Company for cause or if he terminates his employment voluntarily within twenty-four (24) months from his Start Date. Mr. Rayfield will be eligible to participate in the Company’s 2018 Stock Option and Stock Incentive Plan and any successor plan, and his target equity award opportunity will be $500,000; provided, however, that with respect to the Company’s annual equity grant cycle in March 2026, Mr. Rayfield will be eligible for a target equity award opportunity of $600,000.
Mr. Rayfield will enter into the Company’s customary employee non-disclosure, invention assignment and restrictive covenant agreement that includes, among other things, non-competition and non-solicitation covenants for the twelve (12) month period following his employment with the Company.
There is no arrangement or understanding between Mr. Rayfield and any other person pursuant to which he was selected as an officer, nor does Mr. Rayfield have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Rayfield has no family relationships with any of the Company's directors or executive officers.
A copy of the Offer Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter.
Transition of David M. Hession to Advisor to the President and Chief Executive Officer
As previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 5, 2025, Mr. David M. Hession notified the Company of his intention to retire as Chief Financial Officer of the Company. Pursuant to a transition agreement dated January 19, 2026 (the “Transition Agreement”), Mr. Hession will continue to serve as the Company's Chief Financial Officer and principal financial officer (collectively, the "Current Roles") until the Transition Date, after which he will continue his employment as Advisor to the Company’s President and Chief Executive Officer (the “Advisory Role”). It is contemplated that Mr. Hession will serve in the Advisory Role through March 5, 2027, after which he is expected to retire from the Company.
Under the Transition Agreement, effective as of the Transition Date, Mr. Hession’s annualized base salary will be adjusted to $50,000 and he will no longer be eligible to participate in the Company’s annual cash bonus program. However, he will remain eligible to receive an annual cash bonus award under the Company’s

Amended and Restated Cash Bonus Plan for fiscal 2025 and for fiscal 2026, but any award for fiscal 2026 will be prorated through the Transition Date based on his target award (adjusted based on actual financial results for the fiscal year) and the number of days worked in his Current Roles. During the period in which he serves in the Advisory Role, any outstanding equity awards held by Mr. Hession through March 5, 2027 will remain outstanding and eligible to vest in accordance with their terms.
A copy of the Transition Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement.
Responsibilities of Jeffrey L. Darby, Senior Vice President, Sales & Marketing
Effective as of January 19, 2026, Mr. Jeffrey L. Darby, the Company’s Senior Vice President, Sales & Marketing, will assume the role of Senior Vice President, Enterprise Sales, and will begin to assist the Company with strategic sales and marketing opportunities across the enterprise. Previously, Mr. Darby engaged in sales and marketing activities primarily for the Company’s Light Duty segment only.
Item 7.01 Regulation FD Disclosure.
On January 19, 2026, the Company issued a press release announcing, among other things, the appointment of Mr. Rayfield and the transition arrangement with Mr. Hession.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description

10.1	Offer Letter for Mr. Charles W. Rayfield dated December 10, 2025.
10.2	Transition Agreement for Mr. David M. Hession dated January 19, 2026.
99.1	Press Release dated January 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date:	January 20, 2026	By:	/s/ Joseph P. Braun
			Name:	Joseph P. Braun
			Title:	Senior Vice President, General Counsel & Corporate Secretary